UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 W. 6th Street, Suite 750

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(512) 505-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Subscription Agreement

On February 5, 2015, Parsley Energy, Inc. (the “Company”) entered into a Common Stock Subscription Agreement (the “Subscription Agreement”) with each of the purchasers listed on Schedule A thereto (the “Purchasers”) pursuant to which the Purchasers agreed to purchase (the “Private Placement”) 14,885,797 shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), at a price of $15.50 per share. The issuance of the Shares pursuant to the Subscription Agreement was made in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Private Placement closed on February 11, 2015. The Private Placement resulted in approximately $231 million of gross proceeds and approximately $224 million of net proceeds (after deducting placement agent commissions and the Company’s expenses). The Company intends to use the net proceeds to repay a portion of outstanding borrowings under its revolving credit facility and for general corporate purposes.

The foregoing is qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Private Placement, the Company and the Purchasers entered into that certain Registration Rights Agreement, dated February 11, 2015 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to (i) file a Registration Statement on Form S-1 with the Securities and Exchange Commission (the “Commission”) no later than five business days following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (such filing date, the “Mandatory Shelf Filing Date”) to register the offer and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, of the Shares sold in the Private Placement to the Purchasers; provided, however, that if the Company has filed the registration statement on Form S-1 and subsequently becomes eligible to use Form S-3, the Company may elect, in its sole discretion, to (A) file a post-effective amendment to the registration statement converting such registration statement on Form S-1 to a registration statement on Form S-3 or (B) withdraw the registration statement on Form S-1 and file a registration statement on Form S-3; (ii) use its commercially reasonable efforts to cause such resale registration statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable after the Mandatory Shelf Filing Date; and (iii) use its commercially reasonable efforts to keep the registration statement continuously effective under the Securities Act until the earlier of (A) the date when all of the Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, (B) the date on which the selling holders own, in the aggregate, a number of Shares which represents less than 1% of the total number of shares of Class A common stock issued and outstanding by the Company at such time, and (C) the date on which all of the purchased Shares cease to be Registrable Securities under the Registration Rights Agreement.

The foregoing is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 under “Subscription Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Common Stock Subscription Agreement, dated as of February 5, 2015, by and among Parsley Energy, Inc. and the purchasers named therein.

10.2	Registration Rights Agreement, dated as of February 11, 2015, by and among Parsley Energy, Inc. and the purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel and Secretary

Dated: February 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Common Stock Subscription Agreement, dated as of February 5, 2015, by and among Parsley Energy, Inc. and the purchasers named therein.

10.2	Registration Rights Agreement, dated as of February 11, 2015, by and among Parsley Energy, Inc. and the purchasers named therein.

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